PDL BioPharma®

Jefferies 2014 Boston Healthcare Summit

August 6, 2014



FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire income generating assets;
- The outcome of litigation or disputes; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

KEY INFORMATION

Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2013 Revenues	$443 million
2013 Expenses	$35 million
2014 Regular Dividends (Pay Date)	$0.15 /share paid on March 12 and June 12, and to be paid on September 12 and December 12
2014 Regular Dividends (Record Date)	March 5, June 5, September 5, and December 5
Total Deployed Capital	~$715 million to date
Q1-2014 Cash Position[1]	$337 million
Average Daily Volume	~ 2.1 million shares

1. Does not reflect subsequent note purchase from kaleo ($150 million).

PDL BioPharma

PDL BioPharma

OVERVIEW OF PDL BIOPHARMA







MISSION

- **Optimize return for shareholders**
  - Dividends
- **Queen et al. patents**
  - Manage patent portfolio
  - Manage license agreements
- **Acquire new income generating assets to support payment of dividends**
  - Assets that improve shareholder return
  - Preferably backed by commercial stage products
  - Drug or medical devices with differentiated profile
  - Indifferent as to therapeutic field
  - Debt, royalty or hybrid deal structures

MANAGEMENT, BOARD AND SENIOR ADVISORS

Management

John McLaughlin
President & CEO

Christopher Stone
VP, General Counsel & Secretary

Peter Garcia
VP & Chief Financial Officer

Danny Hart
Deputy General Counsel

David Montez
Controller & CAO

Board of Directors

David Gryska

Jody Lindell

John McLaughlin

Paul Sandman

Harold E. Selick, Ph.D.
Lead Director

Advisors

Evan Bedil, M.D.

Glenn Reicin

Stephen Hoffman, M.D., Ph.D.

Ramesh Donthamsetty

Experienced Leadership Team with a Track-Record of Success

PDL BioPharma

PDL BioPharma

RECENT DEVELOPMENTS







RECENT DEVELOPMENTS

- **$150 million transaction with kaleo**
  - PDL acquired $150 million in notes backed by 100% of royalties on sales of Auvi-Q by Sanofi and 10% of net sales of EVZIO by kaleo.
  - Notes pay 13% interest with a final maturity in March 2029, however, repayment is anticipated in 2020.
  - Auvi-Q is a new system for delivery of epinephrine to treat severe allergic reactions that can be life-threatening i.e., anaphylaxis.
  - EVZIO, which was approved by the FDA on April 3, 2014, uses the same technology to deliver naloxone for the treatment of patients who overdose on opioids.


Auvi-Q
FOR ALLERGIC EMERGENCIES
1) Pull Off RED safety guard
2) Place BLACK end AGAINST OUTER THIGH, then PRESS FIRMLY and hold for 5 seconds
PULL
Pull device from this case
Auvi-Q
epinephrine injection, USP
FOR ALLERGIC EMERGENCIES
FRONT


A

Source: How Small Am I? http://www.auvi-q.com/epinephrine-auto-injector-size

PDL BioPharma

INCOME GENERATING ASSETS







APPROVED QUEEN LICENSED PRODUCTS

Product	Licensee	2013 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$6.9 billion	Metastatic colorectal cancer Advanced non-small cell lung cancer Renal cancer Metastatic HER2 – breast cancer Glioblastoma Ovarian cancer
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$6.7 billion	Metastatic HER2+ breast cancer Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$4.25 billion	Wet age-related macular degeneration (AMD) Macular edema or swelling following retinal vein occlusion Diabetic macular edema
Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.49 billion	Moderate to severe persistent allergic asthma First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec	$1.5 billion	Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$1.15 billion	Moderate to severe rheumatoid arthritis (RA), including patients who have had an inadequate response to one or more DMARDS
PERJETA pertuzumab	Genentech (US) and Roche (ex-US)	$361 million	Previously untreated HER2+ metastatic breast cancer Neoadjuvant treatment of HER2+ metastatic breast cancer
Kadcyla	Genentech (US) and Roche (ex-US)	$259 million	Second line metastatic HER2+ breast cancer First line in patients with metastatic HER2+ breast cancer with disease recurrence within 6 months of adjuvant treatment
GAZYVA obinutuzumab	Genentech (US) and Roche (ex-US)	$3 million (approved on November 1, 2013)	First line in combination with chlorambucil chemotherapy for the treatment of people with previously untreated chronic lymphocytic leukemia (CLL)

Roche sales assumes 1.1079 CHF/USD

QUEEN et al. PATENTS – ROYALTY RATES

- **Tysabri, Actemra and Gazyva**
  - Flat, low single-digit royalty.

- **Genentech Products (Avastin, Herceptin, Lucentis,[1] Xolair, Perjeta and Kadcyla)**
  - 2.125% on all Genentech Products regardless of site of manufacture or sale effective as of August 15, 2013.
  - Royalties on Avastin, Herceptin, Xolair, Perjeta and Kadcyla through 1Q16 (on sales through 4Q15).
  - Royalties owed on US Lucentis sales through 3Q13 (on sales through 2Q13) and ex-US sales through 1Q15 (on sales through 4Q14).
  - Compares to blended global royalty rate on Genentech Products in 2013 of 1.9% under previous tiered and bifurcated (US made or sold vs. ex-US made and sold) royalty schedule.

1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2014.

PDL BioPharma

INCOME GENERATING ASSETS SCORECARD

Current Investments:

Type	Company	Amount	Date
Royalty Acquisition	Viscogliosi Bros., LLC	$15,500,000	June 2014
Senior Secured Note Purchase	kaléo	$150,000,000	April 2014
Senior Secured Financing	Paradigm Spine	$75,000,000	February 2014
Senior Secured Financing	Direct Flow Medical, Inc.	$50,000,000	November 2013
Senior Secured Financing	Durata Therapeutics	$70,000,000	October 2013
Royalty Acquisition	Depomed	$240,500,000	October 2013
Senior Secured Financing	LENSAR	$60,000,000	October 2013
Senior Secured Financing/ Royalty Transaction	Avinger	$40,000,000	April 2013
Royalty Transaction/ Senior Secured Financing	Wellstat Diagnostics, LLC	$44,000,000	November 2012
Royalty Transaction/ Senior Secured Financing	AxoGen	$20,800,000	October 2012

- 11 Transactions to date
- $865MM+ total committed with ~$715MM+ deployed
- $225MM committed year-to-date 2014
- 1 Matured Transaction (Merus Labs)

Matured Investment:

Type	Company	Amount	Date
Senior Secured Financing	Merus Labs	$55,000,000	July 2012

PDL BioPharma

OTHER INCOME GENERATING ASSETS

Company	Structure	Technology	Deal Summary
AxoGen	Hybrid royalty/debt	Commercialization of Avance, nerve allograft to bridge severed nerves, and AxoGuard devices, to connect or protect the reconnection of severed nerves.	$20.8 million hybrid debt-royalty structure with midterm through later periods payments of greater of minimum payment or royalty. Royalty rate is 9.95%. Eight year term with PDL put at end of year 4 and AxoGen call in years 5 through 8.
Wellstat Diagnostics, LLC	Hybrid royalty/debt	Development of point-of-care diagnostic system using electrochemical luminescence and assays.	$44 million hybrid debt-royalty structure royalty whereby Wellstat is required to repay outstanding principal and a specific target internal rate of return at maturity or upon the occurrence of certain key events. Target internal rates of return depend on whether date of repayment is on or after December 31, 2014, and is higher after this date. Upon commercialization of Wellstat's diagnostic systems or assay, PDL will receive a low double digit royalty on Wellstat Diagnostics' net revenues. Term can be as long as 2021.
AVINGER	Hybrid royalty/debt	Commercialization of Ocelot and Lightbox next-generation image guided catheter devices used to open totally occluded arteries in the legs, and development of Pantheris, next-generation image guided atherectomy device.	$20 million in cash funded to Avinger on closing and another $20 million in additional funds to Avinger upon accomplishment of certain specified revenue milestones. In exchange, PDL will receive interest on the principal amount outstanding and a low, single-digit royalty on Avinger's revenues from the sale of Avinger's suite of products through April 2018.
LENSAR	Debt	Commercialization of its femtosecond laser for cataract treatment which uses 3-D imaging and liquid interface to allow more accurate corneal incisions with more precise and uniform depth of incision and to prevent accidental incision.	An initial $40 million was provided at close of the transaction, with the remaining $20 million to be funded upon the attainment of a specified sales milestone. The interest rate on the loans is 15.5% and they mature on October 1, 2018.
Depomed	Royalty	Five drugs for type 2 diabetes: Glumetza®, Janumet® XR, Invokana®, Boehringer Ingelheim's fixed-dose combinations of drugs and extended-release metformin, LG Life Sciences' and Valeant Pharmaceuticals' extended-release metformin in Korea and Canada.	Rights to receive royalties and milestones payable on sales of Type 2 diabetes products licensed by Depomed in exchange for a $240.5 million cash payment until PDL receives payments equal to $481 million after which all payments received will be shared evenly between PDL and Depomed. The agreement terminates on the later of October 2024 or when royalty payments are no longer due.

OTHER INCOME GENERATING ASSETS

Company	Structure	Technology	Deal Summary
DURATA THERAPEUTICS	Debt	Development and commercialization of a novel intravenous antibiotic, dalbavancin which is dosed twice for 30 minutes, initially and on day 8.	An initial $25 million was provided at the close of the transaction. The agreement provides up to $45 million in additional funds to Durata, with $15 million of funding upon regulatory approval of dalbavancin, and the remaining $30 million to be funded within nine months after regulatory approval of dalbavancin at Durata's election. The interest rate on tranche 1 was 14% which declined to 12.75% on all amounts after the second tranche was funded. The loans mature on October 31, 2018.
DIRECT FLOW MEDICAL, INC.	Debt	Commercialization of its transcatheter aortic valve system to treat aortic stenosis with minimal risk of aortic regurgitation, a significant clinical complication with current transcatheter aortic heart valve replacement systems.	An initial $35 million was provided at the close of the transaction, with the remaining $15 million to be funded upon the achievement of a specified revenue milestone. The interest rate on tranche 1 is 15.5% which declines to 13.5% on all amounts after the second tranche is funded. The loans mature on November 5, 2018.
PARADIGM SPINE	Debt	Commercialization of coflex for treatment of spinal conditions.	An initial $50 million and additional $25 million to be funded in two tranches upon the achievement of specified revenue and other milestones on or prior to December 31, 2014. Interest rate is 13%. Loans mature on August 14, 2019.
kaléo	Debt	Commercialization of Auvi-Q for delivery of epinephrine to treat severe allergic reactions that can be life-threatening i.e., anaphylaxis, and EVZIO for delivery of naloxone for the treatment of patients who overdose on opioids.	$150 million worth of Notes backed by 100% of royalties of sales of Auvi-Q by Sanofi and 10% of net sales of EVZIO by kaleo. The Notes pay interest at 13% and, while final maturity is March 2029, PDL anticipates that the notes will be repaid in 2020.
VB Viscogliosi Bros., LLC	Royalty	PMA-approved spinal implant commercialized by Paradigm Spine.	Right to receive royalties on sales of spinal implant in exchange for cash payment of $15.5 million until PDL receives an amount equal to 2.3 times the cash advanced after which all royalties revert to Viscogliosi Brothers.

OTHER INCOME GENERATING ASSETS

Company	Structure	Technology	Deal Summary
Concluded Deal			
MERUS LABS	Debt	Commercialization of Enablex, a treatment for overactive bladder, and Vancocin, an intravenous antibiotic.	$55 million credit agreement with Merus in connection with Merus' acquisition of Enablex from Novartis. In September 2013 Merus refinanced its debt obligation subject to a pre-payment penalty.

QUEEN LICENSED - AVASTIN

- **Avastin**
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On July 24, 2014, Genentech/Roche reported that 1H14 worldwide sales were $3.778 billion* and increased by 6%.

✓ On July 14, 2014, Genentech announced that its application for approval for the treatment of persistent, recurrent or metastatic **cervical cancer** in US had been granted priority review with a PDUFA date of October 24, 2014.

✓ On July 21, 2014, Genentech announced that its application for approval for the treatment of recurrent platinum-resistant **ovarian cancer** in US had been granted priority review with a PDUFA date of November 19, 2014.

✓ On June 27, 2014, Roche reported that the CHMP had recommended approval to the European Commission for the treatment of **ovarian cancer** that is resistant to platinum-based chemotherapy.

*Assumes CHF1 = USD1.22.

QUEEN LICENSED - HERCEPTIN

- Avastin
- **Herceptin**
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On July 24, 2014, Genentech/Roche reported that 1H14 worldwide sales were $3.76 billion* and increased by 6%.
✓ Subcutaneous formulation being rapidly adopted in vast majority of EU.

*Assumes CHF1 = USD1.22.

PDL BioPharma

QUEEN LICENSED - LUCENTIS

- Avastin
- Herceptin
- **Lucentis**
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On July 24, 2014, Genentech/Roche reported that 1H14 US sales were $1 billion* and increased by 6%.
- **AMD** and **RVO**: Stable use and increasing size of market but potential competition in BRVO in 2H14.
- **DME**: Increasing patient share but also expecting competition in 2H14.

✓ On July 17, 2014, Novartis reported that 2Q14 ex-US sales were $619 million and increased by 7% over 2Q13.

*Assumes CHF1 = USD1.22.

PDL BioPharma

QUEEN LICENSED - XOLAIR

- Avastin
- Herceptin
- Lucentis
- **Xolair**
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

- ✓ On July 24, 2014, Genentech/Roche reported that 1H14 US sales were $533 million* and increased by 19%.
- ✓ On July 17, 2014, Novartis reported that 2Q14 ex-US sales were $197 million and increased by 30% over 2Q13.
- ✓ On March 6, 2014, Novartis reported that the EU had approved Xolair as an add on therapy for chronic spontaneous idiopathic urticaria.
- ✓ On March 21, 2014, Genentech/Roche announced that the FDA had approved Xolair for chronic idiopathic urticaria.

*Assumes CHF1 = USD1.22.

PDL BioPharma

QUEEN LICENSED - TYSABRI

- Avastin
- Herceptin
- Lucentis
- Xolair
- **Tysabri**
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On July 23, 2014, Biogen Idec reported that 2Q14 worldwide sales were $533 million.

PDL BioPharma

QUEEN LICENSED - ACTEMRA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- **Actemra**
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On July 24, 2014, Genentech/Roche reported that 1H14 worldwide sales were $693 million* and increased by 22% year over year.

✓ On April 28, 2014, Roche announced approval of the subcutaneous formulation in EU.

✓ On October 21, 2013, Genentech/Roche announced approval of the subcutaneous formulation in US.

*Assumes CHF1 = USD1.22.

PDL BioPharma

QUEEN LICENSED - PERJETA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- **Perjeta**
- Kadcyla
- Gazyva
- Solanezumab

✓ On July 24, 2014, Genentech/Roche reported 1H14 worldwide sales were $473 million* and increased by 276% year over year.

*Assumes CHF1 = USD1.22.

PDL BioPharma

QUEEN LICENSED - KADCYLA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- **Kadcyla**
- Gazyva
- Solanezumab

✓ On July 24, 2014, Genentech/Roche reported 1H14 worldwide sales were $277 million* and increased by 188%.

*Assumes CHF1 = USD1.22.

PDL BioPharma

QUEEN LICENSED - GAZYVA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- **Gazyva**
- Solanezumab

- ✓ On July 24, 2014, Genentech/Roche announced 1H14 US sales of $22 million.*
- ✓ Gazyva was approved in the US on November 1, 2013 for previously untreated chronic lymphocytic leukemia (CLL) in combination with chlorambucil.
- ✓ On July 29, 2014, Roche announced EU approval for first line treatment of CLL with chlorambucil.

*Assumes CHF1 = USD1.22.

PDL BioPharma

QUEEN LICENSED - SOLANEZUMAB

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- **Solanezumab**

✓ On July 12, 2013, Lilly announced its new Phase 3 trial would enroll patients with mild Alzheimer's Disease with data expected in 2016.

- Previous Lilly Phase 3 trials failed to meet the co-primary endpoints in mild-to-moderate patients but did show some benefit in patients with mild disease.

✓ On July 16, 2014, Roche announced that its Phase 2 trial in mild-to-moderate Alzheimer's Disease patients did not meet the co-primary endpoints but that, similar to the Lilly trials, a positive trend in cognition was observed in patients with mild disease.

- Both Lilly's solanezumab and Roche's crenezumab are antibodies designed to target beta amyloid, although there are differences in the mechanism of action of the antibodies.

✓ If solanezumab were to receive marketing authorization, PDL would receive a 12.5 year know-how royalty of 2% from date of first sale.

PDL BioPharma

FINANCIALS







Q114 vs Q113 and FY 2013 Financials

(In thousands, except per share amounts)	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013	Year Ended December 31, 2013	Year Ended December 31, 2012
Revenues	$ 139,664	$ 91,847	$ 442,921	$ 374,525
Cost of royalty revenues	11,931	-	5,637	-
G&A expenses	4,582	7,186	29,755	25,469
Operating expenses	16,513	7,186	35,392	25,469
Operating income	123,151	84,661	407,529	349,056
Interest and other income, net	9,121	3,838	19,218	7,113
Interest expense	(10,525)	(6,000)	(24,871)	(29,036)
Loss on extinguishment of debt	(6,143)	-	-	-
Income before income taxes	115,604	82,499	401,876	327,133
Income tax expense	42,721	29,028	137,346	115,464
Net income	$ 72,883	$ 53,471	$ 264,530	$ 211,669
Net income per share - Basic	$ 0.48	$ 0.38	$ 1.89	$ 1.52
Net income per share - Diluted	$ 0.44	$ 0.36	$ 1.66	$ 1.45

	March 31, 2014	December 31, 2013
Cash, cash equivalents and investments	$ 337,593	$ 99,540
Total notes receivable	$ 248,400	$ 195,048
Total assets	$ 852,579	$ 543,955
Total term loan payable	$ 55,921	$ 74,397
Convertible notes payable	$ 467,219	$ 320,883
Total stockholders's equity	$ 202,214	$ 113,489

PDL BioPharma

PDL BioPharma

DEBT







CURRENT AND LONG-TERM DEBT

Convertible Notes	Conversion Rate per $1,000 Principal Amount	Approximate Conversion Price Per Common Share	Conversion Price as Increased by Bond Hedge	Effective Date	Principal Balance Outstanding
May 2015 Notes 3.75%	165.4367	$6.04	$7.11	June 3, 2014	$155,250,000
Series 2012 Notes (Feb 2015) 2.875%	188.812	$5.30	-	June 3, 2014	$48,311,000
February 2018 Notes 4.00%	109.1047	$9.17	$10.36	February 12, 2014	$300,000,000

- **$75 million term loan**
  - 12 months with quarterly amortization and last payment in October 2014.
  - Current principal owed as of March 31 is $37.5 million
  - LIBOR + 200 bps.
  - Senior Secured Leverage ratio: 2.0x.
  - Minimum liquidity: $15 million.

PDL BioPharma

CONCLUSION







INVESTMENT HIGHLIGHTS

- **Strong historic revenue growth from Queen licensed products**
  - Potential for additional indications from existing products and new product approvals, such as Kadcyla and Gazyva.
  - Increased certainty as to applicable royalty rate and duration of royalties from Genentech/Roche settlement.
- **Ten income generating deals to date deploying about $715 million in capital with potential for additional deals**
- **Greater certainty as to duration of royalty income and significantly reduced burn with Genentech/Roche settlement**
- **Liquidity – volume averages 2.1 million shares/day**
- **Return to shareholders**
  - Since 2009, paid special or regular dividends totaling $5.62/share.
  - In 2014, paid regular, quarterly dividend of $0.15/share on March 12 and June 12, and will pay additional dividends on September 12 and December 12.

PDL BioPharma